UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 31, 2004

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane, Suite 180

Plymouth, Minnesota 55447

(Address of principal executive offices) (Zip Code)

(866) 838-0600

(Registrant’s telephone no., including area code)

---------------------------------------------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

On December 31, 2004, the Registrant acquired Karkela Construction, Inc. a Minnesota corporation (hereinafter "Karkela") for Three Million ($3,000,000) Dollars, payable:

1.	One Hundred Thousand ($100,000) Dollars in certified funds, which was paid at the closing.

2.	A short term Promissry Note for Fifty Thousand ($50,000) dollars payable on or before January 31, 2005.

3.

A Promissory Note for One Million Three Hundred Fifty Thousand ($1,350,000) dollars payable on or before March 31, 2005, which if not paid by that date, interest shall be due from December 31, 2004 to actual payment at eight percent (8%) simple interest compounded annually.

4.

Five-hundred thousand (500,000) shares of common stock of the Registrant which was issued to Larry W. Karkela, a Minnesota resident, the seller at closing. Should the common stock of the Registrant shall not be trading at a minimum of Four Dollars ($4.00) per share per share twelve (12) months after the December 31, 2004 date of closing, then the seller shall be compensated for the difference in additional stock.

Karkela (www.karkela.com), a profitable company with annual sales of around 12 million US Dollars, was originally founded in 1983 and incorporated in 1990. Karkela is located at 3280 Gorham Avenue South, St. Louis Park, Minnesota, a suburb of the greater Minneapolis - St. Paul Area, in a 4,000 square foot which along with additional storage space, it leases from Larry W. Karkela at $4,898 per month.

Karkela is a general contractor in the greater St. Paul - Minneapolis, Minnesota area specializing in the commercial and industrial space. It has over the years has further specialized in constructing facilities for the medical and dental industry.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Financial Statements:

On or about December 31, 2004 the Registrant submitted Form 8K describing the acquisition of Karkela Construction, Inc. a Minnesota corporation, with its corporate headquarters located in St. Louis, Minnesota.

The audited financial statements were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

(a) Financial Statements of Business Acquired

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

KARKELA CONSTRUCTION, INC. FINANCIAL STATEMENTS DECEMBER 31, 2004

Balance Sheet	2

Statement of Operations and Retained Earning	3

Statement of Cash Flows	4

NOTES TO FINANCIAL STATEMENTS	5

(b) Pro Forma Financial Information.

Pro forma Consolidated Balance Sheet as of December 31, 2004.	11

MEYLER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

ONE ARIN PARK

1715 HIGHWAY 35

MIDDLETOWN, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Heartland, Inc.

Plymouth, MN

We have audited the accompanying balance sheet of Karkela Construction, Inc. as of December 31, 2004 and the related statements of operations and retained earnings, and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meyler & Company, LLC

Middletown, NJ

March 20, 2005

KARKELA CONSTRUCTION, INC.

BALANCE SHEET

December 31, 2004

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$193,421
Accounts receivable net of allowance for doubtful accounts of $230,083	1,446,951
Costs in excess of billings on uncompleted contracts	73,897
Prepaid expenses and other	73,086
Total Current Assets	1,787,355

PROPERTY, PLANT AND EQUIPMENT, net of accumulated depreciation of $49,382	35,944
Total Assets	$1,823,299

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Accounts payable	$936,975
Obligation to related party	200,000
Billings in excess of costs on uncompleted contracts	144,437
Deferred income taxes	43,637
Total Current Liabilities	1,325,049

STOCKHOLDER’S EQUITY
Common stock, $0.10 par value, 200,000 shares authorized, 1,000 shares issued and outstanding	100
Additional paid-in capital	900
Retained Earnings	497,250
Total Stockholder’s Equity	498,250
Total Liabilities and Stockholder’s Equity	$1,823,299

See accompanying notes to financial statements.

KARKELA CONSTRUCTION, INC.

STATEMENT OF OPERATIONS AND RETAINED EARNINGS

For the Year Ended December 31, 2004

REVENUE - SALES	$11,783,566

COSTS AND EXPENSES
Cost of goods sold	11,041,924
Selling, general and administrative expenses	402,212
Depreciation and amortization	31,913
Total Costs and Expenses	11,476,049

NET OPERATING INCOME	307,517

OTHER EXPENSE
Loss on disposal of equipment	(14,986)

INCOME BEFORE INCOME TAXES	292,531

PROVISION FOR INCOME TAXES	84,170

NET INCOME	208,361

RETAINED EARNINGS – Beginning of year	488,889

DIVIDENDS/DISTRIBUTIONS	(200,000)

RETAINED EARNINGS – End of year	$497,250

NET LOSS PER COMMON SHARE
Basic and fully diluted	$208.36

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	1,000

See accompanying notes to financial statements.

KARKELA CONSTRUCTION, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$208,361
Adjustments to reconcile net income to cash flows
provided by operating activities:
Loss on disposal of equipment	14,986
Depreciation and amortization	31,913
Changes in assets and liabilities:
Decrease in accounts receivable	546,386
Decrease in costs in excess of billings on uncompleted contracts	63,450
Increase in prepaid expenses and other	(17,498)
Increase in advances to related party	143,434
Decrease in accounts payable	(599,882)
Decrease in accrued expenses	(23,752)
Decrease in billings in excess of costs on uncompleted contracts	(68,990)
Increase in deferred income taxes	43,637
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	342,045

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds on disposition of property, plant, and equipment	31,937
Payments for purchase of property, plant, and equipment	(13,895)
NET CASH FLOWS PROVIDED BY INVESTING ACTIVITIES	18,042

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in bank overdraft	(166,116)
Payments on notes payable	(550)
NET CASH FLOWS USED IN FINANCING ACTIVITIES	(166,666)

INCREASE IN CASH	193,421
CASH, BEGINNING OF PERIOD
CASH, END OF PERIOD	$193,421

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Taxes paid	$54,913

NON-CASH FINANCING ACTIVITY
Increase in obligation to related party for distribution payable	$200,000

See accompanying notes to financial statements

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A - THE COMPANY AND NATURE OF BUSINESS

Karkela Construction, Inc. (the “Company”) was formed on April 27, 1990, pursuant to the provisions of Minnesota Statutes Chapter 302A. The Company is in the business of constructing build-out improvements of medical facilities in the Minnesota area.

On December 31, 2004, the sole stockholder sold all of his shares in the Company to Heartland, Inc.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents

The company considers all highly-liquid investments, with a maturity of three months or less when purchased, to be cash equivalents.

Net Income Per Common Share

The Company computes per share amounts in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share”. SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods.

Property, Plant and Equipment

Property, plant and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property, plant and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

Allowance for Doubtful Accounts

It is the company’s policy to provide an allowance for doubtful accounts when it believes there is a potential for non-collectibility.

Revenue Recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of total cost incurred to date to estimated total cost for each contract. This method is used because management considers expended total cost to be the best available measure of progress on these contracts.

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition (Continued)

Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Contracts to manage, supervise, or coordinate the construction activity of others are recognized only to the extent of the fee revenue. The revenue earned in a period is based on the ratio of total cost incurred to the total estimated total cost required by the contract.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

The asset, “Costs in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “Billings in excess of costs on uncompleted contracts,” represents billings in excess of revenues recognized.

NOTE C - PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment consists of the following at December 31, 2004:

	2004	Years of Average Useful Life

Leasehold improvements	$11,590	39
Furniture and fixtures	73,736	5-7
	85,326
Less: accumulated depreciation	49,382
	$35,944

NOTE D – BANK LINE OF CREDIT

The Company has a $500,000 revolving line of credit with a bank through July 1, 2005 of which $500,000 is available at December 31, 2004. The line bears interest at prime as published by the Wall Street Journal. At December 31, 2004, prime rate was 4.88%. The line is limited to 75% of eligible accounts receivable and is guaranteed by the President of the Company. No amounts were due on this line at December 31, 2004.

KARKELA CONSTRUCTION, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2004

NOTE E - RELATED PARTY TRANSACTIONS

Obligation to Related Party

In connection with the sale of Karkela Construction, Inc. to Heartland, Inc., the President and former stockholder of the Company declared a $200,000 dividend prior to the effective date of the sale, payable in January 2005.

Rent

The Company rents its office space from the President of the Company on a month to month basis. Rent expense for the year ended December 31, 2004 was $44,929.

Employment Contract

The Company has a 2 year employment contract dated December 2004 with the President of the Company for salary in the amount of $192,000.

NOTE F - INCOME TAXES

The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are differences in reporting year ends for financial and tax purposes. At December 31, 2004, these differences resulted in a deferred tax liability of $43,637.

The components of provision for income taxes for the year ended December 31, 2004 are as follows:

Current income tax expense:
Federal	$19,631
State	20,902
Total Current Income Tax Expense	40,533

Deferred income tax expense:
Federal	35,871
State	7,766
Total Deferred Income Tax Expense	43,637
$84,170

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

			Evans		Karkela		Monarch
	Heartland		Columbus,		Construction		Homes		Eliminating
	Inc.		LLC		Inc.		Inc.		Adjustments			Consolidated

Cash	$119,921		$114,016		$193,421		$150,996		$			$578,354
Accounts receivable	1,366,959		637,060		1,446,951							3,450,970
Costs in excess of billings	113,724				73,897							187,621
Inventory	509,297		579,762				3,843,570					4,932,629
Prepaid expenses and other	6,990		37,179		73,086							117,255

Total Current Assets	2,116,891		1,368,017		1,787,355		3,994,566					9,266,829

Property, Plant and Equipment, net	1,219,32	1	388,73	4	35,94	4	160,83	4	71,85	2	3,4	1,876,68	5

Other Assets
Advances to related party			78,157				202,965					281,122
Goodwill									1,748,637		1,2,3,4	1,748,637
Security deposits	11,520		2,267									13,787

Total Other Assets	11,520		80,424		—		202,965		1,748,637			2,043,546

Investment in subsidiaries	4,335,490								(4,335,490)		1,2,3	—

Total Assets	$7,683,222		$1,837,175		$1,823,299		$4,358,365		$(2,515,001)			$13,187,060

1	To record goodwill and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and eliminate investment in Monarch Homes, Inc.
3	To record negative goodwill and eliminate investment in Evans Columbus, LLC.
4	To adjust reduce cost of property, plant and equipment and negative goodwill in Evans Columbus, LLC.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

		Evans	Karkela	Monarch
	Heartland	Columbus,	Construction	Homes	Eliminating
	Inc.	LLC	Inc.	Inc.	Adjustments	Consolidated

CURRENT LIABILITIES
Bank lines of credit		$810,989				$810,989
Notes payable – land purchases				1,965,698		1,965,698
Convertible promissory notes payable	1,026,550					1,026,550
Current portion of notes payable	35,833	9,300				45,133
Current portion of capitalized lease obligations		115,423				115,423
Accounts payable	1,433,279	278,063	936,975	215,995		2,864,312
Intercompany						—
Acquisition notes payable to related parties	3,330,000					3,330,000
Obligations to relatedparties	465,812		200,000	5,095		670,907
Accrued payroll taxes	693,630					693,630
Accrued expenses	362,344	101,945		20,666		484,955
Billings in excess of costs on uncompleted contracts	8,942		144,437			153,379
Customer deposits				21,068		21,068
Deferred Income Taxes			43,637	328,240		371,877

Total Current Liabilities	7,326,390	1,315,720	1,325,049	2,556,762	—	12,523,921

LONG-TERM OBLIGATIONS
Notes payable, less current portion	504,106	37,207				541,313
Capital lease obligation, less current portion		269,100				269,100
Notes payable to an individual	150,000					150,000
Deferred Income Taxes	36,126					36,126
Total Long-Term Liabilities	690,232	306,307	—	—	—	996,539

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock
Common Stock	18,244				100		10,000		$(10,100)	1,2	18,244
Additional paid-in Capital	5,656,911				900				(900)		5,656,911
Accumulated Deficit	(6,008,555)		215,148		497,250		1,791,603		(2,504,001)		(6,008,555)

Total Stockholders’ Equity (Deficit)	(333,400)		215,148		498,250		1,801,603		(2,515,001)		(333,400)

Total Liabilities and Stockholders’ Equity (Deficit)	$7,683,22	2	$1,837,17	5	$1,823,29	9	$4,358,36	5	$(2,515,001)		$13,187,06	0

Exhibits:

Exhibit No.	Document Description

10.1	Acquisition Agreement dated December 31, 2004
10.2	Promissory Note #1
10.3	Promissory Note #2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: June 29, 2005	By: /s/ TRENT SOMMERVILLE

Trent Sommerville

Chief Executive Officer

(Duly Authorized Officer)

Date: June 29, 2005	By: /s/ JERRY GRUENBAUM

Jerry Gruenbaum

Secretary and Interim

Chief Financial Officer

(Principal Financial

and Accounting Officer)